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                                                                    EXHIBIT 99.1

                                                                   PRESS RELEASE

                               Jameson Inns, Inc.
                      8 Perimeter Center East, Suite 8050
                             Atlanta, Georgia 30346
                       (770) 901-9020 FAX (770) 901-9550



FOR IMMEDIATE RELEASE

April 23, 2002
                            Contact: Craig R. Kitchin
                                     President and Chief Financial Officer
                                     (770) 901-9020

    Jameson Inns Announces First Quarter Earnings Release and Conference Call

ATLANTA, April 22 /PRNewswire/ --Jameson Inns, Inc. (NASDAQ: JAMS-news) will
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release first quarter earnings on Thursday, May 9, 2002, prior to the opening of the market. A 10:00 a.m. EST conference call will be hosted by Tom Kitchin, CEO. Investors and other interested parties may listen to the conference call on the internet at www.jamesoninns.com or by telephone at 1-973-321-2002.
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A replay of the conference call will be archived on www.jamesoninns.com, and
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also by telephone until May 14th by calling 1-877-519-4471 and requesting call number 3230502.

Jameson Inns is a hotel real estate investment trust (REIT) which owns limited-service hotel properties operating as Jameson Inns and Signature Inns. For more information, visit www.jamesoninns.com.
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